EXHIBIT 10.29


                          DCI USA, INC.

                    PLACEMENT AGENT AGREEMENT

                 Dated as of: December 13, 2004

Newbridge Securities Corporation
1451 Cypress Creek Road, Suite 204
Fort Lauderdale, Florida 33309


Ladies and Gentlemen:

     The  undersigned, DCI USA, Inc., a Delaware corporation (the
"Company"),  hereby agrees with Newbridge Securities  Corporation
(the  "Placement  Agent")  and Cornell Capital  Partners,  LP,  a
Delaware Limited Partnership (the "Investor"), as follows:

     1.     Offering.   The  Company hereby engages  the  Placement
Agent to act as its exclusive placement agent in connection  with
the   Standby   Equity  Distribution  Agreement  of   even   date
herewith (the "Standby Equity Distribution Agreement"), pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to Five Million Dollars ($5,000,000) of the Company's common stock (the "Commitment Amount"), par value $0.001 per share (the "Common Stock"), at price per share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms.

     All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement of even date herewith between the Company and the Investor (the "Registration Rights Agreement"). All applicable SEC documents accessible to the general public and the documents to be executed and delivered in connection with the Offering, including, but not limited to, this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement of even date herewith (the "Escrow Agreement"), are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock purchased by the Investor hereunder or to be issued in connection with the conversion of any debentures are sometimes referred to hereinafter as the "Securities." The Placement Agent shall not be obligated to sell any Securities.

     2.    Compensation.


      A.      For  its  services  hereunder,  the  Company  shall   pay
to the Placement Agent a fee of Ten Thousand Dollars ($10,000), payable by the issuance of shares of the Company's Common
Stock (the "Placement Agent's Shares"), which shall be determined by dividing $10,000 by the Volume Weighted Average Price of the Company's Common Stock on the first (1st) trading day of the
Company's  Common  Stock after the date  hereof.   The  Placement
Agent shall be entitled to "piggy-back" registration rights, which shall be triggered upon registration of any shares of Common Stock by the Investor with respect to the Placement Agent's Shares pursuant to the Registration Rights Agreement.

     3.      Representations,  Warranties  and  Covenants  of   the
Placement Agent.


      A.       The    Placement   Agent   represents,   warrants    and
covenants as follows:

         (i)      The   Placement   Agent   has   the   necessary   power
to enter into this Agreement and to consummate the transactions contemplated hereby.

         (ii)        The     execution    and     delivery     by     the
Placement  Agent  of this Agreement and the consummation  of  the transactions contemplated herein will not result in any violation of,  or  be in conflict with, or constitute a default under,  any agreement or instrument to which the Placement Agent is  a  party or  by which the Placement Agent or its properties are bound,  or
any   judgment,  decree,  order  or,  to  the  Placement  Agent's knowledge,  any  statute, rule or regulation  applicable  to  the
Placement  Agent.  This Agreement when executed and delivered  by the Placement Agent, will constitute the legal, valid and binding obligations  of  the Placement Agent, enforceable  in  accordance with  their respective terms, except to the extent that  (a)  the enforceability  hereof or thereof may be limited  by  bankruptcy, insolvency, reorganization, moratorium or similar laws from  time
to   time  in  effect  and  affecting  the  rights  of  creditors generally, (b) the enforceability hereof or thereof is subject to
general   principles  of  equity,  or  (c)  the   indemnification
provisions hereof or thereof may be held to be in violation of public policy.

         (iii)   Upon     receipt     and     execution      of      this
Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

         (iv)     The   Placement   Agent     will       not
intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

         (v)       The   Placement   Agent   is a  member    of    the
National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with the rules and regulations applicable to the Placement Agent generally and
applicable  to  the  Placement  Agent's  participation   in   the
Offering.
     4.   Representations and Warranties of the Company.


      A.    The Company represents and warrants as follows:

         (i)       The    execution,   delivery   and   performance    of
each   of   this   Agreement,  the  Standby  Equity  Distribution
Agreement,  the  Escrow  Agreement, and the  Registration  Rights
Agreement has been or will be duly and validly authorized by  the
Company  and  is, or with respect to this Agreement, the  Standby
Equity  Distribution  Agreement, the Escrow  Agreement,  and  the
Registration  Rights  Agreement will  be,  a  valid  and  binding agreement  of  the  Company, enforceable in accordance  with  its
respective   terms,   except  to  the   extent   that   (a)   the
enforceability  hereof or thereof may be limited  by  bankruptcy, insolvency, reorganization, moratorium or similar laws from  time
to   time  in  effect  and  affecting  the  rights  of  creditors generally, (b) the enforceability hereof or thereof is subject to
general   principles   of  equity  or  (c)  the   indemnification
provisions  hereof or thereof may be held to be in  violation  of
public  policy.   The  Securities to be issued  pursuant  to  the
transactions  contemplated  by this  Agreement  and  the  Standby
Equity Distribution Agreement have been duly authorized and, when issued  and  paid  for  in accordance with  this  Agreement,  the
Standby     Equity     Distribution     Agreement     and     the
certificates/instruments representing such  Securities,  will  be valid  and  binding  obligations of the Company,  enforceable  in accordance with their respective terms, except to the extent that
(1)  the  enforceability  thereof may be limited  by  bankruptcy, insolvency, reorganization, moratorium or similar laws from  time
to   time  in  effect  and  affecting  the  rights  of  creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

         (ii)   The   Company   has  a  duly   authorized,   issued   and
outstanding capitalization as set forth herein and in the Standby
Equity Distribution Agreement.  The Company is not a party to  or bound by any instrument, agreement or other arrangement providing for  it to issue any capital stock, rights, warrants, options  or other  securities,  except  for this  Agreement,  the  agreements
described   herein  and  as  described  in  the  Standby   Equity
Distribution Agreement and the agreements described therein.  All issued  and outstanding securities of the Company have been  duly authorized  and  validly  issued and  are  fully  paid  and  non-
assessable;  the holders thereof have no rights of rescission  or preemptive  rights with respect thereto and are  not  subject  to personal  liability solely by reason of being  security  holders;
and  none  of  such  securities were issued in violation  of  the preemptive rights of any holders of any security of the  Company.
As  of  the  date  hereof, the authorized capital  stock  of  the
Company  consists  of  101,000,000  shares  of  stock,  of  which
100,000,000  shares  are  designated as Common  Stock,  of  which
35,000,000  shares are outstanding, and 1,000,000  shares,  which
are   designated  as  preferred  shares,  of  which  200,000  are designated as Series A Preferred..

         (iii)        The    Common    Stock    to    be    issued     in
accordance   with   this  Agreement  and   the   Standby   Equity
Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby
Equity Distribution Agreement and the certificates/instruments representing such Common Stock will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

         (iv)        The     Company    has    good    and     marketable
title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

         (v)        There    is    no    litigation    or    governmental
proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

         (vi)   The   Company   has   been   duly   organized   and    is
validly existing as a corporation in good standing under the laws of  the  State of Delaware.  Except as set forth in the  Offering
Materials,  the  Company  does not own or  control,  directly  or indirectly,  an  interest in any other corporation,  partnership, trust,  joint venture or other business entity.  The  Company  is duly  qualified  or licensed and in good standing  as  a  foreign corporation  in each jurisdiction in which the character  of  its operations  requires  such qualification or licensing  and  where failure to so qualify would have a material adverse effect on the
Company.   The  Company  has all requisite  corporate  power  and
authority,   and   all  material  and  necessary  authorizations,
approvals, orders, licenses, certificates and permits of and from all  governmental regulatory officials and bodies  (domestic  and foreign)  to  conduct its businesses (and proposed  business)  as described  in  the  Offering Materials. Any  disclosures  in  the
Offering  Materials concerning the effects of  foreign,  federal, state  and  local  regulation  on  the  Company's  businesses  as currently  conducted  and  as contemplated  are  correct  in  all
material respects and do not omit to state a material fact.   The
Company has all corporate power and authority to enter into  this
Agreement,   the  Standby  Equity  Distribution  Agreement,   the
Registration Rights Agreement, and the Escrow Agreement, to carry out  the  provisions and conditions hereof and thereof,  and  all
consents,  authorizations,  approvals  and  orders  required   in
connection  herewith  and  therewith  have  been  obtained.    No
consent,  authorization  or order of, and  no  filing  with,  any court, government agency or other body is required by the Company for  the issuance of the Securities or execution and delivery  of the  Offering Materials except for applicable federal  and  state
securities  laws.   The  Company, since its  inception,  has  not
incurred  any  liability arising under or  as  a  result  of  the application  of any of the provisions of the 1933 Act,  the  1934
Act or the Rules and Regulations.

         (vii)        There     has    been    no    material     adverse
change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

         (viii)       Except    as   set   forth    in    the    Offering
Materials, the Company is not in breach of, or in default  under, any  term or provision of any material indenture, mortgage,  deed of  trust,  lease,  note,  loan  or Standby  Equity  Distribution
Agreement   or   any  other  material  agreement  or   instrument
evidencing  an  obligation  for  borrowed  money,  or  any  other material  agreement or instrument to which it is a  party  or  by
which it or any of its properties may be bound or affected.   The
Company is not in violation of any provision of its charter or by-
laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or
regulation.   Neither the execution and delivery of the  Offering
Materials  nor  the  issuance  and  sale  or  delivery   of   the
Securities, nor the consummation of any of the transactions contemplated in the Offering Materials nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

         (ix)       Subsequent    to    the    dates    as    of    which
information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein and  the securities offered pursuant to the Securities Purchase  Agreement the  Company  has not (a) issued any securities or  incurred  any liability  or  obligation,  direct or  contingent,  for  borrowed money,  or  (b) entered into any transaction other  than  in  the ordinary course of business, or (c) declared or paid any dividend or  made  any other distribution on or in respect of its  capital
stock.   Except  as  described  in the  Offering  Materials,  the
Company has no outstanding obligations to any officer or director of the Company.

         (x)       There   are   no   claims   for   services   in    the
nature of a finder's or origination fee with respect to the  sale of  the  Common  Stock or any other arrangements,  agreements  or
understandings   that   may   affect   the   Placement    Agent's
compensation, as determined by the National Association of Securities Dealers, Inc.

         (xi)       The   Company   owns   or   possesses,    free    and
clear  of all liens or encumbrances and rights thereto or therein by  third parties, the requisite licenses or other rights to  use all  trademarks, service marks, copyrights, service names,  trade names,  patents,  patent applications and licenses  necessary  to conduct  its  business (including, without limitation,  any  such licenses  or rights described in the Offering Materials as  being owned  or  possessed by the Company) and, except as set forth  in the Offering Materials, there is no claim or action by any person pertaining  to,  or  proceeding,  pending  or  threatened,  which challenges  the exclusive rights of the Company with  respect  to any  trademarks, service marks, copyrights, service names,  trade names,  patents,  patent applications and licenses  used  in  the
conduct   of   the   Company's  businesses  (including,   without
limitation, any such licenses or rights described in the Offering
Materials as being owned or possessed by the Company) except  any claim or action that would not have a material adverse effect  on
the   Company;  the  Company's  current  products,  services   or
processes do not infringe or will not infringe on the patents currently held by any third party.

         (xii)        Except    as    described    in    the     Offering
Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

         (xiii)        Subject    to    the    performance     by     the
Placement Agent of its obligations hereunder, the offer and  sale of  the Securities complies, and will continue to comply, in  all material respects with the requirements of Rule 506 of Regulation
D  promulgated by the SEC pursuant to the 1933 Act and any  other
applicable  federal  and  state  laws,  rules,  regulations   and
executive  orders.   Neither  the  Offering  Materials  nor   any
amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials.

         (xiv)       All    material   taxes   which    are    due    and
payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company, except for those taxes disputed in good faith by the Company.

         (xv)   None   of   the  Company  nor  any   of   its   officers,
directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

     5.      Representations,  Warranties  and  Covenants  of   the
Investor.


      A.      The  Investor  represents,  warrants  and  covenants   as
follows:

         (i)   The   Investor   has   the  necessary   power   to   enter
into   this   Agreement  and  to  consummate   the   transactions
contemplated hereby.

         (ii)   The   execution  and  delivery   by   the   Investor   of
this   Agreement   and  the  consummation  of  the   transactions
contemplated herein will not result in any violation of, or be in conflict  with, or constitute a default under, any  agreement  or instrument  to  which the Investor is a party  or  by  which  the
Investor  or  its properties are bound, or any judgment,  decree, order  or,  to  the  Investor's knowledge, any statute,  rule  or
regulation  applicable  to  the Investor.   This  Agreement  when
executed  and  delivered  by the Investor,  will  constitute  the legal, valid and binding obligations of the Investor, enforceable in  accordance with their respective terms, except to the  extent that  (a) the enforceability hereof or thereof may be limited  by bankruptcy,  insolvency, reorganization,  moratorium  or  similar laws  from  time to time in effect and affecting  the  rights  of creditors generally, (b) the enforceability hereof or thereof  is
subject   to   general   principles  of  equity,   or   (c)   the
indemnification provisions hereof or thereof may be held to be in violation of public policy.

         (iii)       The   Investor   will   promptly,    upon    request
by  the  Placement  Agent, forward copies  of  any  and  all  due
diligence  questionnaires  compiled  by  the  Investor   to   the
Placement Agent.

         (iv)       The    Investor    is    an    Accredited    Investor
(as defined under the 1933 Act).

         (v)      The   Investor   is  acquiring   the   Securities   for
the Inventor's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         (vi)   The     Investor     acknowledges     the      Investor's
understanding  that the offering and sale of  the  Securities  is intended  to  be exempt from registration under the 1933  Act  by virtue  of  Section  3(b) of the 1933 Act and the  provisions  of
Regulation  D  promulgated  thereunder  ("Regulation   D").    In
furtherance thereof, the Investor represents and warrants as follows:

                  (a) The Investor has the financial ability to bear the economic risk of the Investor's investment, has adequate means for providing for the Inventor's current needs and personal contingencies and has no need for liquidity with respect to the Investor's investment in the Company; and

                  (b)      The   Investor  has  such  knowledge   and
experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.
The Inventor also represents it has not been organized for the purpose of acquiring the Securities.


         (vii)        The     Investor     has     been     given     the
opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Investor to evaluate the merits and risks of purchase of the Securities, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. The Investor is not relying on the Placement Agent or any of its affiliates with respect to the accuracy or completeness of the Offering Materials or for any economic considerations involved in this investment.

         (viii)        No    General    Solicitation.     Neither     the
Investor, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

     6.    Certain Covenants and Agreements of the Company.

     The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:


      A.     To  advise  the  Placement  Agent  and  the  Investor   of
any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

      B.      To   use   its   commercially   reasonable   efforts   to
cause the Common Stock issuable in connection with the Standby Equity Distribution Agreement to be qualified or registered for sale  on  terms consistent with those stated in the  Registration
Rights   Agreement  and  under  the  securities  laws   of   such
jurisdictions as the Placement Agent and the Investor shall reasonably request. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

      C.       To    comply   with   the   terms   of   the    Offering
Materials.

      D.      To   ensure  that  any  transactions  between  or   among
the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

     7.    Indemnification and Limitation of Liability.


      A.      The   Company  hereby  agrees  that  it  will   indemnify
and   hold  the  Placement  Agent  and  each  officer,  director, shareholder,  employee or representative of the  Placement  Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of  the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules
and   Regulations   promulgated  thereunder   (the   "Rules   and
Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or  any  claim  whatsoever  or  in  appearing  or  preparing  for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933
Act,  the  1934  Act,  the Rules and Regulations,  or  any  other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by the Placement
Agent for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed  in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements
therein   not   misleading;   or  (iii)   the   breach   of   any
representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto.

      B.      The   Placement  Agent  hereby  agrees   that   it   will
indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the  Company within the meaning of Section 15 of the 1933 Act  or
Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry
or   investigation,  commenced  or  threatened,  or   any   claim
whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement, or (ii) any false or misleading information provided to the Company in writing by one of the Placement Agent's indemnified persons specifically for inclusion in the Offering Materials.

      C.      The   Investor  hereby  agrees  that  it  will  indemnify
and   hold  the  Placement  Agent  and  each  officer,  director, shareholder,  employee or representative of the Placement  Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or  any  claim  whatsoever  or  in  appearing  or  preparing  for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933
Act,  the  1934  Act,  the Rules and Regulations,  or  any  other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Investor or its  officers, employees or representatives in its acting as  the
Investor   for  the  Offering, (ii) the material  breach  of  any
representation, warranty, covenant or agreement made by the Investor in the Offering Materials, or (iii) any false or misleading information provided to the Placement Agent by one of the Investor's indemnified persons.

      D.      The   Placement  Agent  hereby  agrees   that   it   will
indemnify and hold the Investor and each officer, director, shareholder, employee or representative of the Investor, and each person controlling, controlled by or under common control with the Investor within the meaning of Section 15 of the 1933 Act  or
Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry
or   investigation,  commenced  or  threatened,  or   any   claim
whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement.

      E.      Promptly  after  receipt  by  an  indemnified  party   of
notice  of  commencement of any action covered by  Section  7(A),
(B),  (C) or (D), the party to be indemnified shall, within  five
(5)   business  days,  notify  the  indemnifying  party  of   the
commencement  thereof; the omission by one (1) indemnified  party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this
indemnification  if not materially prejudiced  thereby.   In  the
event  that any action is brought against the indemnified  party, the  indemnifying  party will be entitled to participate  therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 7(A), (B),
(C), or (D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to  one
or   all   of  the  indemnifying  parties  (in  which  case   the
indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of  the  same general allegations or circumstance, be liable  for the  reasonable fees and expenses of more than one separate  firm
of  attorneys at any time for all such indemnified  parties.   No
settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

      F.       In   order   to   provide   for   just   and   equitable
contribution   in  circumstances  in  which  the  indemnification
provided  for  in Section 7(A) or 7(B) is due in accordance  with its terms but is for any reason held by a court to be unavailable on  grounds of policy or otherwise, the Company and the Placement
Agent  shall contribute to the aggregate losses, claims,  damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same)
which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933
Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(F), any person controlling, controlled by or under
common   control  with  the  Placement  Agent,  or  any  partner,
director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 7(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby.

      G.        The     indemnity    and    contribution     agreements
contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

      H.      The   Company  hereby  waives,  to  the  fullest   extent
permitted by law, any right to or claim of any punitive, exemplary, incidental, indirect, special, consequential or other damages (including, without limitation, loss of profits) against the Placement Agent and each officer, director, shareholder, employee or representative of the placement agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations arising out of any cause whatsoever (whether such cause be based
in   contract,  negligence,  strict  liability,  other  tort   or
otherwise).   Notwithstanding anything to the contrary  contained
herein, the aggregate liability of the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations shall not exceed the compensation received by the Placement Agent pursuant to Section 2 hereof.
This limitation of liability shall apply regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation.

     8.    Payment of Expenses.

     The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

     9.    Conditions of Closing.

     The Closing shall be held at the offices of the Investor or its counsel. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Investor herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the Company or the Investor, as the case may be, as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company and the Investor on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

      A.      Upon  the  effectiveness  of  a  registration   statement
covering the Standby Equity Distribution Agreement, the Investor and the Placement Agent shall receive the opinion of Counsel to the Company, dated as of the date thereof, which opinion shall be in form and substance reasonably satisfactory to the Investor, their counsel and the Placement Agent.

      B.     At  or  prior  to  the  Closing,  the  Investor  and   the
Placement   Agent  shall  have  been  furnished  such  documents,
certificates and opinions as it may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

      C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction,
not   in  the  ordinary  course  of  business,  except  for   the
transactions  pursuant  to  the  Securities  Purchase   Agreement
entered into by the Company on the date hereof which has not been disclosed in the Offering Materials or to the Placement Agent in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as  set  forth in the Offering Materials, the Company  shall  not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend  or  made any distribution of its capital stock  of  any
class   and  there  shall  not  have  been  any  change  in   the
indebtedness  (long or short term) or liabilities or  obligations of the Company (contingent or otherwise)  and trade payable debt;
(v)  no  material amount of the assets of the Company shall  have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision,
ruling   or   finding  could  materially  adversely  affect   the
businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

      D.      If   requested   at  Closing   the   Investor   and   the
Placement Agent shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

      E.      The   Placement  Agent  shall  have  no   obligation   to
insure  that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy
of   the   Placement  Agent's  representations   and   warranties
hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

     10.    Termination.

     This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Standby Equity Distribution Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of the Placement Agent and the obligations of the Company shall survive the termination of this Agreement unabridged.

     11.    Miscellaneous.

        A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

        B.      Any   notice  required  or  permitted  to  be   given
hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which written notice is given to the others):

If  to Placement Agent,  Newbridge Securities Corporation
to:
                         1451 Cypress Creek Road, Suite 204
                         Fort Lauderdale, Florida 33309
                         Attention:   Doug Aguililla
                         Telephone:   (954) 334-3450
                         Facsimile:   (954) 229-9937

If to the Company, to:   DCI USA, Inc.
                         231 Norman Avenue
                         Brooklyn, NY 11222
                         Attention: David Yerushalmi
                         Telephone: (718) 383-5255
                         Facsimile: (801) 760-3901

With a copy to:          David Lubin & Associates

                         92 Washington Avenue
                         Cedarhurst, NY 11516

                         Attention: David Lubin, Esq.
                         Telephone: (516) 569-9629
                         Facsimile: (516) 569-5053

If to the Investor:      Cornell Capital Partners, LP
                         101 Hudson Street - Suite 3700
                         Jersey City, New Jersey 07302
                         Attention:   Mark A. Angelo
                               Portfolio Manager
                         Telephone:   (201) 985-8300
                         Facsimile:   (201) 985-8266

With copies to:          Cornell Capital Partners, LP
                         101 Hudson Street - Suite 3700
                         Jersey City, New Jersey 07302
                         Attention:   Troy J. Rillo, Esq.
                         Telephone:   (201) 985-8300
                         Facsimile:   (201) 985-8266


      C.      This  Agreement  shall  be  governed  by  and   construed
in all respects under the laws of the State of New Jersey, without reference to its conflict of laws rules or principles.
Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted exclusively in such federal or state court or courts located in Hudson County, New Jersey. The parties hereby irrevocably and unconditionally consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey, and the United States District Court of New Jersey, sitting in Newark, New Jersey, and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

      D.      This   Agreement  and  the  other  agreements  referenced
herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      E.      If  any  provision  of  this  Agreement  shall  be   held
to    be   invalid   or   unenforceable,   such   invalidity   or
unenforceability shall not affect any other provision of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              COMPANY:
                              DCI USA, INC.

                              By:   /s/ David Yerushalmi
                              Name:   David Yerushalmi
                              Title:   Chairman


                              PLACEMENT AGENT:
                              NEWBRIDGE SECURITIES CORPORATION

                              By:
                              Name:   Guy S. Amico
                              Title:   President


                              INVESTOR:
                              CORNELL CAPITAL PARTNERS, LP

                              By:   Yorkville Advisors, LLC
                              Its:   General Partner

                              By:   /s/ Mark A. Angelo
                              Name:   Mark A. Angelo
                              Title:   Portfolio Manager